Exhibit 99.1
Corporate Presentation NASDAQ: NXTC NOVEMBER 2024

Forward-Looking Statement 2 To the extent that statements contained in this presentation are not descriptions of historical facts, they may be deemed to be forward-looking statements under the Private Securities Litigation Reform Act of 1995. These statements are based on current expectations, forecasts, assumptions and other information available to NextCure as of the date hereof. Forward-looking statements include statements regarding NextCure’s expectations, beliefs, intentions or strategies regarding the future and can be identified by forward-looking words such as “may,” “will,” “potential,” “expects,” “believes,” “intends,” “hope,” “towards,” “forward,” “later” and similar expressions. Examples of forward-looking statements in this presentation include, among others, statements about the development plans for our products, statements about the progress and evaluation and expected timing of results of NextCure’s ongoing or planned clinical trials, expectations regarding the potential benefits, activity, effectiveness and safety of our research stage, preclinical stage, and clinical stage therapeutic candidates, NextCure’s financial guidance, expected upcoming milestones, and NextCure’s plans, objectives and intentions with respect to the discovery and development of therapeutic products. Forward-looking statements involve substantial risks and uncertainties that could cause actual results to differ materially from those projected in any forward-looking statement. Such risks and uncertainties include, among others: the impacts of the COVID-19 pandemic on NextCure’s business, including NextCure’s clinical trials, third parties on which NextCure relies and NextCure’s operations; positive results in preclinical studies may not be predictive of the results of clinical trials; NextCure’s limited operating history and no products approved for commercial sale; NextCure’s history of significant losses; NextCure’s need to obtain additional financing; risks related to clinical development, marketing approval and commercialization; the unproven approach to the discovery and development of product candidates based on NextCure’s discovery platform; and dependence on key personnel. More detailed information on these and additional factors that could affect NextCure’s actual results are described in NextCure’s filings with the Securities and Exchange Commission (the “SEC”), including in Item 1A of NextCure’s most recent Form 10-K, subsequent Form 10-Q and elsewhere in the Company’s filings with the SEC. You should not place undue reliance on any forward-looking statements. Forward-looking statements speak only as of the date of this press release, and NextCure assumes no obligation to update any forward-looking statements, except as required by law, even if expectations change.

3 Value-Driven ADC Opportunity • IND submission expected Q4 2024 • Breast, endometrial and ovarian cancers • POC expected in 2025 2024-2025 DELIVERABLES SIGNIFICANT OPPORTUNITY • Antibody-drug conjugate targeting B7-H4 • Differentiated linker for improved safety and increased efficacy • Completed GLP tox study and GMP manufacturing for Ph 1 trial • Balance sheet, ~$75 M, end of Q3 • Runway 2H 2026 RUNWAY

4 LNCB74 LEVERAGING OUR DEEP EXPERTISE IN B7-H4 AND COLLABORATION WITH LCB TO DEVELOP A DIFFERENTIATED THERAPEUTIC IND 4Q 2024 Breast CANCER Ovarian CANCER Endometrial CANCER

Focused on a Clinically Validated Target with High Unmet Need 5 PROGRAMS TARGET CELLS DISCOVERY PRECLINICAL PHASE 1 PHASE 2 PHASE 3 ANTICIPATED MILESTONES LNCB74 (ADC) B7-H4 Tumor Cells POC 4Q 2025 Co-development with Breast, Ovarian, Endometrial

6 THERAPEUTIC POSITIONING Improved safety and efficacy PATIENT SELECTION STRATEGY CLIA validated IHC biomarker assays NOVEL APPROACH Unique antibody linker strategy Co-development partnership with LCB DEEP EXPERTISE Significant B7-H4 experience LCB’s substantial ADC know-how Differentiated ADC LNCB74 B7-H4 ADC

B7-H4 is the Next Target of Interest in Women’s Cancer 7 In 2nd big deal of the day, GSK inks $1.4B pacy for Hansoh gynecology cancer asset NextCure, LegoChem* join big-league rivals in antibody-drug conjugate race *Currently known as LigaChemBio

Deep Expertise in B7-H4 8 • Extensive publications • Expertise in expression • Repertoire of models • Top-tier KOL collaborative network • Validated patient selection assay • Co-development & cost-sharing • Significant success advancing ADCs • Differentiated linker technology

LNCB74 IND Year-End 2024 9 ✓ Potent pre-clinical activity in vitro and in vivo ✓ DRF & GLP tox studies – favorable safety and tolerability profile ✓ Favorable pre-IND feedback from FDA ✓ GMP manufacturing • Planning for IND filing in 4Q 2024 & Ph1 initiation COMPLETED ONGOING

LNCB74 Is an Anti-B7-H4 MMAE ADC Fc Modification Protects immune cells Tumor Selectivity Glucuronidase cleavable linker provides greater selectivity and specificity 10 MMAE DAR 4 Improves safety and control over how the payload is dispersed Antibody Linker Payload STRUCTURAL DIFFERENTIATION

LNCB74 Uses Differentiating Glucuronidase Linker for Potentially Improved Safety & Efficacy 11 Bloodstream Tissues Cancer Cell Bystander Effect Linker Glucuronidase cleavable Payload Tubulin inhibitor Conjugation Site Specific DAR 4 •Efficient release of toxin •Higher concentration Stable No Toxicity Potent Glucuronidase Linker + + Transfer to albumin Released by platelets & neutrophils Unstable Toxicity •Inefficient release of toxin •Lower concentration Less potent Other Linkers Linker Protease or esterase cleavable Payload Tubulin or Topo-1 inhibitors Conjugation Site Specific or cysteine DAR ~4, 6, 8

Key Differentiating Features of Glucuronidase Linkers 12 Time (Hours) Relative Toxin Concentration per Cancer Cell 100% Val-cit Linker Glucuronidase Linker Control ADC Glucuronidase Linker Val-Cit Linker  Site specific attachment to mAb □ Non-specific attachment to mAb  Highly stable linkage □ Unstable linkage ‒ Prone to transferring to albumin ‒ Increases toxicity  Specifically cleaved in cancer cells □ Susceptible to cleavage by platelets and neutrophils, increasing toxicity  Efficient release of payload □ Less efficient release of payload  Higher concentration of toxin per cancer cell □ Lower concentration of toxin per cancer cell • Improved therapeutic index • Higher efficacy • Lower toxicity • Less frequent dosing

13 LNCB74 Shows Potent Anti-Tumor Activity in CDX and PDX Models OVARIAN (OVCAR-3-B7-H4-OE) Days from Treatment Initiation Mean Volume (mm3) +/- SEM TNBC (CTG-0012) Mean Volume (mm3) +/- SEM Days from Treatment Initiation BREAST (ZR-75-1) Days from Treatment Initiation Mean Tumor Volume (mm3) +/- SEM CDX PDX Dosing Q7D x 3 1.5 mg/kg: Q7D x 3 4.5 mg/kg: single dose Single dose

LNCB74 is More Effective than Comparator B7-H4-MMAE 14 0 10 20 30 40 0 500 1000 1500 2000 No Treatment LNCB74 3 mg/kg Comp 3 mg/kg 0 10 20 30 40 0 500 1000 1500 2000 No Treatment Comp 4.5 mg/kg LNCB74 4.5 mg/kg 0 10 20 30 40 0 500 1000 1500 2000 No Treatment LNCB74 6 mg/kg Comp 6mg/kg 30 40 50 60 0 500 1000 1500 2000 No Treatment LNCB74 3 mg/kg Comp 3 mg/kg 30 40 50 60 0 500 1000 1500 2000 No Treatment LNCB74 4.5 mg/kg Comp 4.5 mg/kg 30 40 50 60 0 500 1000 1500 2000 No Treatment LNCB74 6 mg/kg Comp 6mg/kg HCC1569 HER2+ BC OVCAR3 OC Comparator val-cit MMAE (B7-H4 ADC) WT hG1 Fc ↑ immune cell engagement MMAE payload (DAR4) Stochastic, reduced cystine conjugation [CTSB-cleavable, inter-chain linker] LNCB74 (B7-H4 ADC) LCB site-specific conjugation [GUSB-cleavable, light-chain linker] hG1-LALA Fc ↓↓↓ Limited immune cell engagement MMAE payload (DAR4)

B7-H4 is a Validated ADC Target Key Features LNCB74 SGN-B7H4V XMT-1660 HS-20089 AZD8205 DB-1312 / BG-C9074 ADC Design • B7-H4 mAb • B7-H4 mAb • B7-H4 mAb • B7-H4 mAb • B7-H4 mAb • B7-H4 mAb • Glucuronidase cleavable linker • Val-Cit cleavable linker • Protease cleavable linker • Protease cleavable linker • Pegylated Val-Ala cleavable linker • GGFG cleavable linker • Monomethyl Auristatin E (MMAE) • Monomethyl Auristatin E (MMAE) • Auristatin F-HPA (Dolasynthen) • TOPO1 inhibitor (Exatecan) • TOPO1 inhibitor (Proprietary) • Non-Pgp substrate payload • DAR 4 • DAR ~4 • DAR 6 • DAR 6 • DAR 8 • DAR 6 DLT Safe and tolerable up to 10 mg/kg* 1.25 (N=1) or 1.5 mg/kg (N=2) TBD 7.2 mg/kg (N=2) 3.2 mg/kg (N=2) TBD Common Aes No major toxicity observed in NHPs Neutropenia, Peripheral sensory neuropathy, Nausea, Fatigue, Anemia, Dyspnea, Hypotension, and Pneumonia TBD Leukopenia, Neutropenia, Nausea, Anemia, Vomiting, Fatigue, Thrombocytopenia, Increased ALT and AST, Anorexia, and Hyponatremia Nausea, Neutropenia, Thrombocytopenia, Anemia and WBC decrease TBD RESPONSES • IND 4Q 2024 • TNBC: 1 CR / 8 PR (N=42)* • HR+/HER2- Breast: 5 PR (N=24)* • Ovarian: 2 PR (N=15) • Endometrial: 1 CR (N=16) TBD • TNBC: 6 PR (N=16) • Ovarian: 2 PR (N=3) • Ovarian 3 PR (N=7) • Breast 3 PR (N=17) • Endometrial 3 PR (N=12) TBD Data Source 2024 2023 2023 *Cyno tox study 2024 *Pfizer Oncology Innovation Day February 29, 2024 Partnership with 15

TOX STUDY GMP MANUFACTURING 16 GLP Tox and GMP Manufacturing Complete Species Cynomolgus Dose Range 4, 7 & 10 mg/kg Q3W, i.v. Evaluation Toxicology profiling, pathology, hematology, immunotoxicology Findings Favorable safety and tolerability profile Master cell bank generated Process development complete Antibody manufactured Clinical supply ready

DOSE ESCALATION DOSE EXPANSION 17 LNCB74 Ph1 Monotherapy Study Plans • 5 dose cohorts • Regimen Q3W • N=65 subjects • 2 dose cohorts • 2 tumor types • N=80 subjects • Pre-treatment & on study biopsies Breast CANCER Ovarian CANCER Endometrial CANCER Readouts: Scans every 6 weeks Endpoints: Safety and ORR Readout: Scans every 6 weeks Endpoint: Safety

POTENTIAL FOR IMPROVED SAFETY & EFFICACY Opportunity to Develop Differentiated B7-H4 ADC Therapeutic 18 B7-H4 ADC UNMET NEED IN BREAST & GYNECOLOGICAL CANCERS PATIENT SELECTION STRATEGY

Programs Available for Partnering 19 PROGRAMS TARGET CELLS DISCOVERY PRECLINICAL PHASE 1 PHASE 2 PHASE 3 NC410 Combo LAIR-2 Extracellular Matrix NC525 LAIR-1 Leukemia NC605 S15 Osteoclasts NC181 APOE4 Microglia & Neurons Alzheimer’s Disease Osteogenesis Imperfecta Acute Myeloid Leukemia Colorectal (CRC) Ovarian

20 Anticipated Milestones • IND submission expected Q4 2024 • Completed GLP tox study and GMP manufacturing for Ph 1 trial • POC expected in 2025 2024-2025 DELIVERABLES SIGNIFICANT OPPORTUNITY • Antibody-drug conjugate targeting B7-H4 • Breast, endometrial and ovarian cancers • Differentiated linker for improved safety and increased efficacy